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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 9, 1999


                          Discover Card Master Trust I
                   ------------------------------------------
               (Exact name of registrant as specified in charter)



   Delaware                   0-23108                         51-0020270
   --------                   -------                         ----------
  (State of                 (Commission                      (IRS Employer
 Organization)               File Number)                  Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                           19720
------------------------------------------                     -----
(Address of principal executive offices)
         (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     ---------------

Former name or former address, if changed since last report:  Not Applicable


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                      The Exhibit Index appears on Page 4
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Item 5.  Other Events

               Series 1999-1. On February 9, 1999, $500,000,000 aggregate principal amount of Series 1999-1 5.30% Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 1999-1 5.55% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of February 9, 1999, for Series 1999-1 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7.        Exhibits

Exhibit No.    Description

Exhibit 1.1 Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated January 29, 1999.

Exhibit 1.2    Terms Agreement among Greenwood Trust Company, Morgan Stanley
               & Co. Incorporated, ABN AMRO Incorporated, Chase Securities Inc., First Chicago Capital Markets, Inc. and First Union Capital Markets Corp., dated January 29, 1999.

Exhibit 4.1 Series Supplement with respect to Series 1999-1 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of February 9, 1999.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of February 9, 1999.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 1999-1, dated as of February 9, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Discover Card Master Trust I
                                   (Registrant)


                                  By:  Greenwood Trust Company
                                       (Originator of the Trust)


Date:  February 9, 1999                By:  /s/ John J. Coane
                                            -----------------------------------
                                       John J. Coane
                                       Vice President, Chief Accounting Officer
                                       and Treasurer
















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                                INDEX TO EXHIBITS

Exhibit         Description                                                Page
-------         -----------                                                ----

Exhibit 1.1     Underwriting Agreement between Greenwood Trust              [ ]
                Company and Morgan Stanley & Co. Incorporated, dated
                January 29, 1999.

Exhibit 1.2     Terms Agreement among Greenwood Trust Company,              [ ]
                Morgan Stanley & Co. Incorporated, ABN AMRO
                Incorporated, Chase Securities Inc., First Chicago
                Capital Markets, Inc. and First Union Capital Markets
                Corp., dated January 29, 1999.

Exhibit 4.1     Series Supplement with respect to Series 1999-1             [ ]
                between Greenwood Trust Company as Master Servicer,
                Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of February
                9, 1999.

Exhibit 4.2     Credit Enhancement Agreement among U.S. Bank                [ ]
                National Association as Trustee, Greenwood Trust
                Company as Master Servicer, Servicer and Seller and
                Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of February 9, 1999.

Exhibit 4.3     Letter of Representations among Greenwood Trust             [ ]
                Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 1998-6, dated as of February 9, 1999.





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